Exhibit 99.2

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (“Agreement”) is entered into as of February 14, 2017, by and between SB FOUNDATION HOLDINGS LP, a Cayman Islands exempted limited partnership (“Parent”), Wesley R. Edens (“Principal”), and the other Persons listed on Schedule 1 hereto (each such Person, together with Principal, the “Members” and each a “Member”).

RECITALS

A. Each Member is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain Class A Shares and/or Class B Shares of Fortress Investment Group LLC, a Delaware limited liability company (the “Company”).

B. Parent, Foundation Acquisition LLC, a Delaware limited liability company (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), which provides (subject to the conditions set forth therein) for, among other things, the merger of Merger Sub into the Company (the “Merger”).

C. In the Merger, each outstanding Class A Share is to be converted into the right to receive the cash consideration provided in the Merger Agreement.

D. Member is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) The terms “Acquired Companies,” “Acquisition Inquiry,” “Acquisition Proposal,” “Class A Shares,” “Class B Shares,” “Company Capital Stock,” “Person” and other capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b) “Covered Securities” with respect to any Member shall mean the number of shares of Company Capital Stock set forth opposite such Member’s name on Schedule 1 hereto.

(c) “Member’s Representative” shall mean the Representatives of a Member; provided, that a Representative of the Company shall not constitute a Representative of such Member unless such Member or Principal shall have separately engaged or directed such Person in his, her or its capacity as a member of the Company and not as an officer, director or employee of the Company.

(d) A Member shall be deemed to “Own” or to have acquired “Ownership” of a security if such Member: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(e) “Subject Securities” with respect to any Member shall mean: (i) all equity securities of the Company (including all shares of Company Capital Stock and all options, Company RSUs, warrants and other rights to acquire shares of Company Capital Stock) Owned by such Member as of the date of this Agreement; and (ii) all additional equity securities of the Company (including all additional shares of Company Capital Stock and all additional options, Company RSUs, warrants and other rights to acquire shares of Company Capital Stock) of which such Member acquires Ownership during the Voting Period.

(f) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Merger Sub; (ii) enters into an agreement or binding commitment to effect the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Merger Sub; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security (in each case, other than as a result of restrictions imposed by applicable laws or legal requirements or pursuant to this Agreement, the Merger Agreement or the Founders Agreement).

(g) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending upon the termination of this Agreement pursuant to Section 5.4.

SECTION 2. TRANSFER OF COVERED SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Covered Securities. Subject to Section 2.3, during the Voting Period, each Member shall not, directly or indirectly, cause or permit any Transfer of any of its Covered Securities to be effected. Without limiting the generality of the foregoing, during the Voting Period, each Member shall not tender, agree to tender or permit to be tendered any of its Covered Securities in response to or otherwise in connection with any tender or exchange offer.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, each Member shall ensure that none of his, her or its Covered Securities is deposited into a voting trust.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Covered Securities: (a) if a Member or its ultimate parent is an individual (i) to any member of such Person’s immediate family, or to a trust, limited partnership or other legal entity (x) for estate planning purposes or (y) for the benefit of such Person or any member of such Person’s immediate family, (ii) upon the death of such Person; (b) if a Member is not a natural person, to one or more partners or members of such Member, to a beneficiary of such Member or to an Affiliate controlled by such Member or under common control with such Member, as applicable or (c) to another Member; provided, however, that a transfer referred to in this sentence shall be

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permitted only if, (i) as a precondition to such Transfer, if not already a party hereto, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement and (ii) such Transfer is effected no later than three business days prior to the scheduled date of the Company Members’ Meeting (or any adjournment or postponement thereof) and does not delay, hinder or impede (A) the timely voting of the applicable Covered Securities in accordance with Section 3.1 or (B) the consummation of the Contemplated Transactions.

SECTION 3. VOTING OF SHARES

3.1 Voting Covenant. Each Member hereby agrees that, during the Voting Period, at any meeting of the members of the Company, however called, and in any written action by consent of members of the Company, unless otherwise directed in writing by Parent, such Member shall cause his, her or its Covered Securities to be voted:

(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any proposal in respect of which approval of the Company’s members is requested in furtherance of any of the foregoing;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger and the Contemplated Transactions): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving any Acquired Company; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of any Acquired Company; (iii) any reorganization, recapitalization, dissolution or liquidation of any Acquired Company; (iv) other than in connection with the death or disability of any member of the board of directors, any change in a majority of the board of directors of the Company; (v) any amendment to the Company Organizational Documents that would, or would be reasonably expected to, impede, interfere with, delay, postpone, or adversely affect the performance by Member of its obligations hereunder or the consummation of the transactions contemplated by this Agreement or the Merger Agreement; (vi) any material change in the capitalization of the Company or the Company’s corporate structure; and (vii) other than any adjournment or postponement of the Company Members’ Meeting permitted by Section 5.2(a) of the Merger Agreement, any other action which is intended, or would reasonably be expected to impede, interfere with, delay, postpone, or adversely affect the Merger or any of the other Contemplated Transactions.

(d) Notwithstanding anything herein to the contrary, this Section 3.1 shall not require any Member to vote or consent (or cause to be voted or consented) any of his, her or its Covered Securities to amend the Merger Agreement or take any action that could result in the amendment or modification, or a waiver of a provision therein, in any such case, in a manner that (i) alters or changes the form of consideration to be paid in the Merger, (ii) adversely affects the tax consequences to such Member with respect to the consideration to be received in the Merger,

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(iii) decreases the consideration to be paid in the Merger, or (iv) extends the End Date or imposes any additional conditions or obligations that would reasonably be expected to delay the consummation of the Merger beyond the End Date (each, an “Adverse Amendment”).

3.2 Other Voting Agreements. During the Voting Period, each Member shall not (a) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 3.1 with respect to his, her or its Covered Securities or (b) enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of his, her or its Covered Securities that is inconsistent with this Agreement, or otherwise knowingly take any other action with respect to any of his, her or its Covered Securities that would prevent the performance of any of such Member’s obligations hereunder or any of the actions contemplated hereby.

3.3 Proxy. Contemporaneously with the execution of this Agreement each Member shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law (at all times during the Voting Period) with respect to his, her or its Covered Securities (the “Proxy”).

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each Member hereby represents and warrants to Parent in Sections 4.1 through 4.3, as to such Member and not to any other Member, as follows:

4.1 Authorization, etc. Such Member has the requisite power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform such Member’s obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by such Member and constitute legal, valid and binding obligations of such Member, enforceable against such Member in accordance with their terms, subject to the Equitable Exceptions. Member has reviewed and understands the terms of this Agreement, and Member has consulted with its counsel in connection with this Agreement.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement and the Proxy by such Member do not, and the performance of this Agreement and the Proxy by such Member will not: (i) conflict with or violate any Legal Requirement or Order applicable to such Member or by which such Member or any of such Member’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance (other than pursuant to this Agreement) on any of such Member’s Subject Securities pursuant to, any Contract to which Member is a party or by which Member or any of Member’s Affiliates or properties is or may be bound or affected, except for any of the foregoing as would not, individually or in the aggregate, reasonably be expected to impair, interfere with, hinder or delay (other than any delay for a de minimis amount of time) the

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performance by such Member of his, her or its obligations hereunder or impair, interfere with, hinder or delay (other than any delay for a de minimis amount of time) the consummation of the transactions contemplated by this Agreement.

(b) The execution and delivery of this Agreement and the Proxy by such Member do not, and the performance of this Agreement and the Proxy by such Member (excluding the consummation of the Merger and any consequences thereof) will not, require any Consent of any Person, and the performance of any such additional proxy will not, require any Consent of any Person, except, in each case, as would not individually or in the aggregate, reasonably be expected to impair, interfere with, hinder or materially delay the performance by such Member of its obligations hereunder or impair, interfere with, hinder or materially delay the consummation of the transactions contemplated by this Agreement.

(c) For the avoidance of doubt, such Member makes no representation or warranty pursuant to this Section 4.2 with respect to the consummation of the Merger and any consequences thereof.

4.3 Title to Securities. As of the date of this Agreement: (i) such Member holds of record the number of outstanding shares of Company Capital Stock set forth under the heading “Shares Held of Record” on such Member’s signature page hereof; (ii) such Member holds the options, Company RSUs, warrants and other rights to acquire shares of Company Capital Stock set forth under the heading “Options, RSUs and Other Rights” on such Member’s signature page hereof; (iii) such Member Owns the additional equity securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on such Member’s signature page hereof, in each case of clauses (i), (ii) and (iii) of this Section 4.3, free and clear of any Encumbrances, other than (x) any Encumbrances pursuant to this Agreement, the Founders Agreement and transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States and (y) any lien granted in connection with a general pledge of Subject Securities to such Member’s prime broker, which does and will not affect such Member’s beneficial Ownership of his, her or its Subject Securities and which will not impede, interfere with, delay, postpone or adversely affect the performance by such Member of his, her or its obligations hereunder or the consummation of the transactions contemplated by this Agreement or the Merger Agreement; and (iv) such Member does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, Company RSU, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other equity securities of the Company, other than the shares and options, warrants and other rights set forth on such Member’s signature page hereof.

4.4 Representations and Warranties of Parent. Parent hereby represents and warrants to each Member that Parent has the requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Equitable Exceptions. Parent is a limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

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SECTION 5. MISCELLANEOUS

5.1 Member Information. Each Member hereby agrees to permit Parent and Merger Sub to publish and disclose in the Proxy Statement and any other filing or disclosure required under the Exchange Act Member’s identity and ownership of shares of Company Capital Stock and the nature of such Member’s commitments, arrangements and understandings under this Agreement, in each case, to the extent Parent reasonably determines that such information is required to be disclosed by applicable Legal Requirement; provided, that in advance of any such announcement or disclosure, such Member shall be afforded a reasonable opportunity to review such announcement or disclosure, and Parent shall consider any comments from such Member with respect thereto in good faith.

5.2 No Solicit. Except as otherwise permitted in Section 4.3 of the Merger Agreement and Section 5.3 hereof, each Member agrees that, during the Voting Period, such Member shall not directly or indirectly, and shall ensure that, if applicable, each of such Member’s officers, directors and financial advisors (it being understood that a financial advisor of the Company shall not constitute a financial advisor of such Member unless such financial advisor constitutes a Member’s Representative) does not, and shall use reasonable best efforts to ensure that each of such Member’s Representatives (other than officers, directors and financial advisors) does not, directly or indirectly: (a) solicit, initiate, induce or knowingly facilitate, encourage or assist (it being understood and agreed that answering unsolicited phone calls shall not be deemed to “knowingly facilitate, encourage or assist” for purposes of, or otherwise constitute a violation of, this Section 5.2) the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (b) furnish or otherwise provide access to any non-public information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry (except to disclose the existence of this Section 5.2 and this Agreement); (d) recommend the approval, acceptance or adoption of, or approve, accept or adopt, any Acquisition Proposal; (e) take any action that could reasonably result in the revocation or invalidation of the Proxy; or (f) agree in writing or publicly propose to take any of the actions referred to in this Section 5.2 or otherwise prohibited by this Agreement. Notwithstanding the foregoing, this Section 5.2 shall not prevent a Member in its capacity as such from engaging in the activities set forth in Section 4.3(b) or Section 4.3(c) of the Merger Agreement, but only if the Company is permitted to take such actions permitted by such sections, and, for the avoidance of doubt, may participate in discussions or negotiations with any Person regarding an Acquisition Proposal if at such time the Company is permitted to do so with respect to such Acquisition Proposal pursuant to the Merger Agreement.

5.3 Fiduciary Duties. Notwithstanding anything contained in this Agreement to the contrary, each Member is entering into this Agreement solely in such Member’s capacity as an Owner of Subject Securities, and the representations, warranties, covenants and agreements made herein by such Member are made solely with respect to such Member and the Subject Securities. Notwithstanding anything contained in this Agreement to the contrary, no Member is

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hereby making any agreement in this Agreement in such Member’s capacity as, and nothing herein shall limit, affect, or prohibit, or be construed to limit, affect or prohibit, such Member’s ability to take, or refrain from taking, any action as a director or officer of the Company (but solely in his capacity as an officer of the Company or a member of the Company’s board of directors) in compliance with the terms of the Merger Agreement. For the avoidance of doubt, no Member shall, nor shall any of Member’s Affiliates (other than the Acquired Companies), be responsible in any way for the performance of any obligations, or the actions or omissions, of any other Person entering into a Support Agreement with Parent. Nothing contained herein, and no action taken by a Member pursuant hereto, shall constitute the parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement or the other Support Agreements.

5.4 Termination. This Agreement and all obligations of the parties hereunder shall automatically terminate, and, subject to Section 5.5, be of no further force of effect, on the earliest to occur of (a) the mutual written consent of the parties hereto, (b) the Effective Time, (c) the termination of the Merger Agreement in accordance with its terms, and (d) the date of any Adverse Amendment (the “Expiration Date”).

5.5 Survival of Representations, Warranties and Agreements. All of the representations, warranties, covenants, and agreements made by any Member in this Agreement, and Parent’s rights and remedies with respect thereto, shall survive the termination of this Agreement; provided that in no event shall any Member be liable for any breach thereof other than a material breach of a representation or warranty set forth herein or a Willful Breach of any covenant or agreement set forth herein.

5.6 Further Assurances. From time to time and without additional consideration, each Member shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request as necessary for the purpose of carrying out and furthering the intent of this Agreement.

5.7 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement, as well as all fees and expenses incurred in connection with the execution and delivery of the Merger Agreement and the Contemplated Transactions, including all legal, accounting, financial advisory and consulting fees and expenses incurred by any party hereto in connection with the foregoing shall be paid by the party incurring such costs and expenses; provided, that notwithstanding the foregoing, Parent shall promptly reimburse the Members at the Closing for all reasonable and documented out-of-pocket legal fees, costs and expenses incurred by the Members.

5.8 Notices. (a) All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service or delivery if served personally on the party to whom notice is to be given or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the day after delivery to Federal Express or similar overnight courier to the party as follows or (iii)

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on the date sent by e-mail of a “portable document format” (.pdf) document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient:

if to a Member:

at the address set forth on such Member’s signature page hereof; and

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019-6064

Attention: Ariel J. Deckelbaum

Ellen N. Ching

Facsimile: (212) 757-3990

Email: ajdeckelbaum@paulweiss.com

 eching@paulweiss.com

and

Fortress Investment Group LLC

1345 Avenue of the Americas

New York, NY 10105

Attention: David N. Brooks

Facsimile: 212-798-6131

Email: dbrooks@fortress.com

if to Parent:

c/o SB Group US, Inc.

1 Circle Star Way

San Carlos, CA 94070

Attn: Brian Wheeler

Email: brian@softbank.com

and

c/o SoftBank Group Capital Limited

69 Grosvenor St.

London, England W1K 3JP

Attention: Jonathan Bullock

Email: jb@softbank.com

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with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153-0119

Attention: Harvey Eisenberg

Facsimile: (212) 310-8007

Email: harvey.eisenberg@weil.com

and

Weil, Gotshal & Manges LLP

200 Crescent Court

Suite 300

Dallas, Texas 75201

Attention: James R. Griffin

Facsimile: (214) 746-7777

Email: james.griffin@weil.com

and

Kirkland & Ellis LLP

601 Lexington Ave.

New York, NY 10022

Attention: Norm Champ, P.C.

Jeffrey A. Fine, P.C.

Sean D. Rodgers, P.C.

Facsimile: (212) 446-4900

Email: norm.champ@kirkland.com

 sean.rodgers@kirkland.com

 jeffrey.fine@kirkland.com

5.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

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5.10 Entire Agreement. This Agreement, the Proxy, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.11 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and the Members. If any such amendment, modification, alteration or supplement is entered into prior to the Closing, such amendment, modification, alteration or supplement must be approved in writing by the Special Committee.

5.12 Assignment; Binding Effect; No Third Party Rights. Except as provided herein, including pursuant to Section 2.3, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by either party hereto, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon each Member and each Member’s heirs, estate, executors and personal representatives and each of Parent’s and each Member’s respective successors and assigns, and shall inure to the benefit of the other parties hereto and its respective successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Covered Securities are transferred. Except with respect to the Special Committee (as set forth in Section 5.11), nothing in this Agreement is intended to confer on any Person (other than the parties hereto and their respective successors and assigns) any rights or remedies of any nature.

5.13 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Member agrees that, in the event of any breach or threatened breach by such Member of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each Member further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.13, and such Member irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.14 Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement,

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and the obligations and liabilities of each Member under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable Legal Requirements.

5.15 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b) In any action between any of the parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties irrevocably and unconditionally consents and submits to the jurisdiction of the United States District Court for the District of Delaware); (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties agrees that it will not bring such action in any court other than the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 5.8 shall be effective service of process for any such action. Notwithstanding the foregoing in this Section 5.15(b), a party may commence any legal action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. Each party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

(c) EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.15.

5.16 Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

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5.17 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to when the prevailing party may be entitled).

5.18 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.19 No Ownership Interests. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities. Other than with respect to the Proxy, all rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the applicable Member. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable law.

5.20 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to it arising out of this Agreement, or any power, right, privilege or remedy of it under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.21 Independence of Obligations. The covenants and obligations of each Member set forth in this Agreement shall be construed as independent of any other Contract between such Member, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by a Member against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against such Member. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, any of the rights or remedies of Parent or any of the obligations of any Member under any agreement between such Member and Parent or any certificate or instrument executed by such Member in favor of Parent or the remedies of such Member under the Founders Agreement; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of a Member under this Agreement.

5.22 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

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(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement; and (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement.

[Remainder of page intentionally left blank.]

13.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SB FOUNDATION HOLDINGS LP

By:	SB Foundation Holdings (GP) LP,
its general partner

By:	SoftBank Group Corp.,
Its sole member

By:	/s/ Masayoshi Son

Masayoshi Son
Name
Chairman & CEO
Title

[VOTING AND SUPPORT AGREEMENT]

MEMBER

/s/ Wesley R. Edens
Wesley R. Edens

Address:

Facsimile:

Shares Held of Record	Options, RSUs and Other Rights	Additional Securities Beneficially Owned[1]
86,711 Class A Shares	173,421 Dividend Paying RSUs	0
37,785,615 Class B Shares

[1]	Does not include any securities held by any other Persons who have also entered into a Support Agreement with Parent.

[VOTING AND SUPPORT AGREEMENT]

MEMBER

/s/ Lynn M. Edens
Lynn M. Edens

Address:

Facsimile:

Shares Held of Record	Options, RSUs and Other Rights	Additional Securities Beneficially Owned[2]
800 Class A Shares	0	0

[2]	Does not include any securities held by any other Persons who have also entered into a Support Agreement with Parent.

[VOTING AND SUPPORT AGREEMENT]

MEMBER

FAMILY TRUST UNDER ARTICLE V OF THE WESLEY R. EDENS 2011 ANNUITY TRUST AGREEMENT

By:	/s/ Wesley R. Edens
Wesley R. Edens, as Trustee

By:	/s/ Lynn M. Edens
Lynn M. Edens, as Trustee

Address:

Facsimile:

Shares Held of Record	Options, RSUs and Other Rights	Additional Securities Beneficially Owned[3]
200,000 Class A Shares	0	0
10,806,318 Class B Shares

[3]	Does not include any securities held by any other Persons who have also entered into a Support Agreement with Parent.

[VOTING AND SUPPORT AGREEMENT]

MEMBER

THE WESLEY R. EDENS 2015 ANNUITY TRUST

By:	/s/ Wesley R. Edens
Wesley R. Edens, as Trustee

Address:

Facsimile:

Shares Held of Record	Options, RSUs and Other Rights	Additional Securities Beneficially Owned[4]
4,501,464 Class B Shares	0	0

[4]	Does not include any securities held by any other Persons who have also entered into a Support Agreement with Parent.

[VOTING AND SUPPORT AGREEMENT]

MEMBER

THE WESLEY R. EDENS 2016 ANNUITY TRUST

By:	/s/ Wesley R. Edens
Wesley R. Edens, as Trustee

Address:

Facsimile:

Shares Held of Record	Options, RSUs and Other Rights	Additional Securities Beneficially Owned[5]
10,000,000 Class B Shares	0	0

[5]	Does not include any securities held by any other Persons who have also entered into a Support Agreement with Parent.

[VOTING AND SUPPORT AGREEMENT]

SCHEDULE 1

COVERED SECURITIES

Member	Covered Securities

Wesley R. Edens	29,542,946 Class B Shares

Lynn M. Edens	624 Class A Shares

Family Trust under Article V of The Wesley R. Edens 2011 Annuity Trust Agreement dated January 20, 2011	8,585,664 Class B Shares

The Wesley R. Edens 2015 Annuity Trust	3,511,442 Class B Shares

The Wesley R. Edens 2016 Annuity Trust	7,800,668 Class B Shares

EXHIBIT A

FORM OF IRREVOCABLE PROXY

Proxy

IRREVOCABLE PROXY

The undersigned member (the “Member”) of FORTRESS INVESTMENT GROUP LLC, a Delaware limited liability company (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes SB FOUNDATION HOLDINGS LP, a Cayman Islands exempted limited partnership (“Parent”), the attorney and proxy of the Member, with full power of substitution and resubstitution, to the full extent of the Member’s rights with respect to such Member’s Covered Securities (as defined in that certain Voting and Support Agreement, dated as of the date hereof, between Parent, the Member and the other parties thereto (the “Support Agreement”)) owned of record by the Member as of the date of this proxy, which Covered Securities are specified on the final page of this proxy (the “Shares.”) Upon the execution of this proxy, all prior proxies given by the Member with respect to any of the Shares are hereby revoked, and the Member agrees that no subsequent proxies will be given with respect to any of the Shares. Terms used herein but not defined shall have the meanings assigned to such terms in the Support Agreement.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Support Agreement, and is granted in consideration of Parent entering into the Merger Agreement. This proxy will automatically terminate, be revoked and be of no further force or effect on the Expiration Date (as defined in the Support Agreement).

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the members of the Company, however called, and in connection with any written action by consent of members of the Company only to the extent set forth below:

(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any proposal in respect of which approval of the Company’s members is requested in furtherance of any of the foregoing;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger and the Contemplated Transactions): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving any Acquired Company; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of any Acquired Company; (iii) any reorganization, recapitalization, dissolution or liquidation of any Acquired Company; (iv) other than in connection with the death or disability of any member of the board of directors, any change in a majority of the board of directors of the Company; (v) any amendment to the Company Organizational Documents that would, or would be reasonably expected to, impede, interfere with, delay, postpone, or adversely affect the performance by Member of its obligations hereunder or the consummation of the transactions contemplated by this Agreement or

Proxy

the Merger Agreement; (vi) any material change in the capitalization of the Company or the Company’s corporate structure; and (vii) other than any adjournment or postponement of the Company Members’ Meeting permitted by Section 5.2(a) of the Merger Agreement, any other action which is intended, or would reasonably be expected to impede, interfere with, delay, postpone, or adversely affect the Merger or any of the other Contemplated Transactions.

The Member may vote the Shares on all other matters not referred to in this proxy, and the attorney and proxy named above may not exercise this proxy with respect to any such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Member (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Member agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Dated: February 14, 2017

[Signature Page Follows]

Proxy

MEMBER

Signature

Printed Name

Number of Covered Securities owned of record as of the date of this proxy:

[PROXY]